FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "**Amendment**") is entered into effective as of January 1, 2025 (the "**Effective Date**"), by and between Ryan J. Hildebrand (the "**Executive**") on the one side, and Bankwell Financial Group, Inc., a Connecticut bank holding company (the "**Company**") and its wholly-owned bank subsidiary, Bankwell Bank (the "**Bank**") on the other. Unless a distinction is appropriate, the term "Company" in this Amendment shall include the Bank. The Executive, the Bank and the Company are sometimes referred to collectively herein as the "**Parties**." Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement (as hereinafter defined).

WHEREAS, the Company and Executive have entered into an Employment Agreement dated as of June __, 2023 and effective as of June 26, 2023 (the "**Employment Agreement**"), which Employment Agreement provides that the Executive shall be eligible to participate in the annual incentive compensation plan or program available to other similarly situated executives of the Company, with a target Annual Incentive of 30% of Base Salary; and

WHEREAS, the Company and the Executive desire to enter into this Amendment to increase the Executive's target Annual Incentive to 40% of Base Salary;

NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the Parties herein contained, and intending to be legally bound hereby, the Parties hereto agree as follows:

1. Current Agreement. Each of Executive and the Company hereby certify that the Agreement is in full force and effect and that neither Party is in default as of the Effective Date.

2. Amendment to Target Annual Incentive. Section 4.2 of the Agreement is hereby amended in its entirety to read as follows:

> "4.2 Annual Incentive Plan or Program. The Executive shall be eligible to participate in the annual incentive compensation plan or program ("**Annual Incentive**") available to other similarly situated executives of the Company, with based on individual and Company performance as determined by the Company. The target Annual Incentive is 40% of Base Salary."

3. Incorporation. This Amendment shall be incorporated into and made a part of the Employment Agreement, and all provisions of the Employment Agreement not expressly modified or amended hereby shall remain in full force and effect. To the extent of any inconsistency between this Amendment and the Employment Agreement, the terms and conditions of this Amendment shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Employment Agreement as of the date first written above.

COMPANY:

BANKWELL FINANCIAL GROUP, INC.

By: ______________________________
Name: Christopher Gruseke
Title: Chief Executive Officer

BANK:

BANKWELL BANK

By: ______________________________
Name: Christopher Gruseke
Title: Chief Executive Officer

EXECUTIVE:

____
Ryan J. Hildebrand